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                                                                     RULE 482 AD
                                                                  Filed pursuant
                                                                  to Rule 497(a)


                        CHOICE INVESTMENT MANAGEMENT, LLC
            Mutual Funds - Private Accounts - Alternative Investments
                       (303) 488-2200 - (303) 488-9555 Fax



October 19, 1999



Thank you for your interest in Choice Investment Management, LLC, investment advisor to Choice Funds. Our company will offer mutual funds, privately managed accounts and alternative investments. We have a strong financial backing and a great experience base to draw from.

I previously managed and/or co-managed funds at Berger Associates, Zurich Kemper Investments and Founders Asset Management. I would be more than happy to discuss our investment approach or my experience with you in greater detail. I can be reached at (303) 488-2200 or you can contact Sharon to schedule an appointment.

We also anticipate that our mutual funds will participate in the major fund marketplaces, such as Charles Schwab, Fidelity and Waterhouse Securities. We are in the process of negotiating arrangements with them.

Enclosed is a copy of our pre-effective prospectus for Choice Focus Fund, which you should read carefully before investing. We are completing the registration process with the SEC and anticipate selling shares of the Funds on or about November 1st. You may call the above number for the final prospectus. We will be glad to send you a copy as soon as it is available.


Sincerely,

Patrick S. Adams
Principal and Portfolio Manager


The information in the attached prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


              5299 DTC Boulevard - Ste. 750 - Englewood - CO 80111